UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688	47-1308512
(Commission File Number)	(IRS Employer Identification No.)

100 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of Principal Executive Offices)	(Zip Code)

(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the merger transactions contemplated by the Agreement and Plan of Merger, dated as of November 30, 2015 (the “Merger Agreement”), by and between Great Western Bancorp, Inc., a Delaware corporation (“GWBCI”), and HF Financial Corp., a Delaware corporation (“HFFC”), including the merger of HFFC with and into GWBCI, with GWBCI continuing as the surviving entity (the “Merger”). The Merger was effective May 16, 2016.

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the Merger, GWBCI assumed certain obligations of HFFC with respect to its outstanding trust preferred securities, as set forth below.

Pursuant to the First Supplemental Indenture, dated as of May 13, 2016, among GWBCI, HFFC and Wilmington Trust Company (“WTC”), GWBCI assumed the performance of the covenants and conditions to be performed or observed by HFFC under the Indenture relating to the HF Financial Capital Trust III, dated as of December 19, 2002, between HFFC and WTC, as Trustee, relating to Floating Rate Junior Subordinated Debt Securities due January 7, 2033, and the due and punctual payment of the principal of and premium, if any, and interest on all of such securities. In addition, pursuant to the First Supplemental Indenture, GWBCI assumed all obligations of HFFC under the Amended and Restated Declaration of Trust and the Guarantee Agreement, both dated December 19, 2002.

Pursuant to the First Supplemental Indenture, dated as of May 13, 2016, among GWBCI, HFFC and WTC, GWBCI assumed the performance of the covenants and conditions to be performed or observed by HFFC under the Indenture relating to the HF Financial Capital Trust IV, dated as of September 25, 2003, between HFFC and WTC, as Trustee, relating to Floating Rate Junior Subordinated Debt Securities due October 8, 2033, and the due and punctual payment of the principal of and premium, if any, and interest on all of such securities. In addition, pursuant to the First Supplemental Indenture, GWBCI assumed all obligations of HFFC under the Amended and Restated Declaration of Trust and the Guarantee Agreement, both dated September 25, 2003.

Pursuant to the First Supplemental Indenture, dated as of May 13, 2016, among GWBCI, HFFC and WTC, GWBCI assumed the performance of the covenants and conditions to be performed or observed by HFFC under the Indenture relating to the HF Financial Capital Trust V, dated as of December 7, 2006, between HFFF and WTC, as Trustee, relating to Fixed/Floating Rate Junior Subordinated Debt Securities due March 1, 2037, and the due and punctual payment of the principal of and premium, if any, and interest on all of such securities. In addition, pursuant to the First Supplemental Indenture, GWBCI assumed all obligations of HFFC under the Amended and Restated Declaration of Trust and the Guarantee Agreement, both dated December 7, 2006.

Pursuant to the First Supplemental Indenture, dated as of May 13, 2016, among GWBCI, HFFC and WTC, GWBCI assumed the performance of the covenants and conditions to be performed or observed by HFFC under the Indenture relating to the HF Financial Capital Trust VI, dated as of July 5, 2007, between HFFC and WTC, as Trustee, relating to Floating Rate Junior Subordinated Debt Securities due October 1, 2037, and the due and punctual payment of the principal of and premium, if any, and interest on all of such securities. In addition, pursuant to the First Supplemental Indenture, GWBCI assumed all obligations of HFFC under the Amended and Restated Declaration of Trust and the Guarantee Agreement, both dated July 5, 2007.

The foregoing descriptions of the Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the applicable documents, which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4, with respect to the Supplemental Indentures, each of which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 16, 2016, HFFC merged with and into GWBCI, with GWBCI continuing as the surviving entity (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of November 30, 2015 (the “Merger Agreement”), by and between GWBCI and HFFC. Immediately following the Merger, Home Federal Bank, a South Dakota bank that was wholly owned by HFFC, merged with and into Great Western Bank, a South Dakota bank wholly owned by GWBCI (“GWB Bank”), with GWB Bank continuing as the surviving entity.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of HFFC common stock, $0.01 par value per share ( HFFC Common Stock”), subject to the proration and allocation procedures set forth in the Merger Agreement, was converted into the right to receive either (i) $19.50 in cash (the “cash consideration”) or (ii) 0.65 of a share of GWBCI common stock, par value $0.01 per share (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”). The total number of shares of HFFC Common Stock converted into the Stock Consideration is fixed at

75% of the total number of shares of HFFC Common Stock outstanding immediately prior to the completion of the Merger (including shares of HFFC common stock issued in connection with HFFC stock appreciation rights that settled in stock prior to the Merger), and the remaining 25% of outstanding shares of HFFC Common Stock converted into the Cash Consideration.

As previously announced, the election deadline for holders of HFFC Common Stock to elect the form of Merger Consideration they wished to receive in the Merger, subject to the allocation and proration procedures set forth in the Merger Agreement, was 5:00 p.m., Eastern Daylight Time, on May 10, 2016. Pursuant to the Merger Agreement, at the Effective Time, 25% of the shares of HFFC Common Stock outstanding immediately prior to the Effective Time were converted into the right to receive the Cash Consideration and 75% of the shares of HFFC Common Stock outstanding immediately prior to the Effective Time were converted into the right to receive the Stock Consideration. The Cash Consideration was funded through cash on hand from GWBCI.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to GWBCI’s Current Report on Form 8-K/A filed on December 1, 2015 and which is incorporated herein by reference.

Item 8.01. Other Events.

On May 16, 2016, GWBCI issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of November 30, 2015, by and between Great Western Bancorp, Inc. and HF Financial Corp. (attached as Exhibit 2.1 to HF Financial Corp.’s Form 8-K/A filed on November 30, 2015 and incorporated herein by reference).

4.1
First Supplemental Indenture, dated as of May 13, 2016, among Great Western Bancorp, Inc., HF Financial Corp., and Wilmington Trust Company, as Trustee (relating to the HF Financial Capital Trust III trust preferred securities.

4.2
First Supplemental Indenture, dated as of May 13, 2016, among Great Western Bancorp, Inc., HF Financial Corp., and Wilmington Trust Company, as Trustee (relating to the HF Financial Capital Trust IV trust preferred securities).

4.3
First Supplemental Indenture, dated as of May 13, 2016, among Great Western Bancorp, Inc., HF Financial Corp., and Wilmington Trust Company, as Trustee (relating to the HF Financial Capital Trust V trust preferred securities).

4.4
First Supplemental Indenture, dated as of May 13, 2016, among Great Western Bancorp, Inc., HF Financial Corp., and Wilmington Trust Company, as Trustee (relating to the HF Financial Capital Trust VI trust preferred securities).

99.1	Press Release dated May 16, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC., as successor to HF Financial Corp.

Date: May 16, 2016	By: /s/ Peter Chapman
Name: Peter Chapman
Title: Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of November 30, 2015, by and between Great Western Bancorp, Inc. and HF Financial Corp. (attached as Exhibit 2.1 to HF Financial Corp.’s Form 8-K/A filed on November 30, 2015 and incorporated herein by reference).

4.1
First Supplemental Indenture, dated as of May 13, 2016, among Great Western Bancorp, Inc., HF Financial Corp., and Wilmington Trust Company, as Trustee (relating to the HF Financial Capital Trust III trust preferred securities.

4.2
First Supplemental Indenture, dated as of May 13, 2016, among Great Western Bancorp, Inc., HF Financial Corp., and Wilmington Trust Company, as Trustee (relating to the HF Financial Capital Trust IV trust preferred securities).

4.3
First Supplemental Indenture, dated as of May 13, 2016, among Great Western Bancorp, Inc., HF Financial Corp., and Wilmington Trust Company, as Trustee (relating to the HF Financial Capital Trust V trust preferred securities).

4.4
First Supplemental Indenture, dated as of May 13, 2016, among Great Western Bancorp, Inc., HF Financial Corp., and Wilmington Trust Company, as Trustee (relating to the HF Financial Capital Trust VI trust preferred securities).

99.1	Press Release dated May 16, 2016.